Principal Exchange-Traded Funds
Supplement dated March 16, 2026
to the Prospectus and Statement of Additional Information
both dated November 1, 2025
(as previously supplemented)
This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR PRINCIPAL CAPITAL APPRECIATION SELECT ETF
On March 10, 2026, the Fund’s Board of Trustees approved a change to the Fund’s diversification classification from “diversified” to “non-diversified” and a change to the related fundamental investment restriction (together, the “Proposed Change”). Fund shareholders of record on April 13, 2026, are entitled to vote on the Proposed Change at a Special Meeting of Shareholders of the Fund tentatively scheduled for June 25, 2026. Additional information about the Proposed Change will be provided in the Proxy Statement that is expected to be sent to record date Fund shareholders on or about April 20, 2026. The Proposed Change, if approved by Fund shareholders, is expected to be effective on or about July 1, 2026. However, the Fund’s officers have the discretion to change these dates.
On or about July 1, 2026, subject to shareholder approval, under Principal Investment Strategies, add the following after the first paragraph:
The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.
On or about July 1, 2026, subject to shareholder approval, in the Principal Risks section, add the following to the alphabetical list of risks:
Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.

The changes described below are being made to the Statement of Additional Information.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
On or about July 1, 2026, subject to shareholder approval, in the Fundamental Restrictions section, delete Fundamental Restriction 6) a. and replace with the following:
6)Has adopted a policy regarding diversification, as follows:
a.The Principal Focused Blue Chip ETF, Principal Capital Appreciation Select ETF, Principal Real Estate Active Opportunities ETF, and Principal U.S. Mega-Cap ETF have elected to be non-diversified.

LEADERSHIP STRUCTURE AND BOARD
On March 10, 2026, the Principal Exchange-Traded Funds (the “Registrant”) Board of Trustees (the “Board”) elected Mr. Daniel J. Beckman as an Independent Board Member.
In the Committee table, delete the members of the 15(c) Committee and Operations Committee and replace with the following:

Committee Members
15(c) Committee
Padelford L. Lattimer, Chair Daniel Beckman Katharin S. Dyer Karen McMillan
Operations Committee
Thomas A. Swank, Chair Daniel Beckman Katharin S. Dyer Padelford L. Lattimer
Under Independent Board Members, add the following in alphabetical order:
Daniel J. Beckman. Mr. Beckman has served as an Independent Board Member of the Principal Funds since 2026. He served as President of Ameriprise Trust Company from 2024 to 2025. Mr. Beckman served as the President and Principal Executive Officer of the Columbia Funds and Columbia Acorn/Wanger Funds from 2021 to 2025. From 2015 to 2025, he served as Vice President of Columbia Management Investment Advisers, LLC. Mr. Beckman also served as a director of Columbia Management Investment Distributors, Inc. from 2018 to 2025. Through his education, employment experience, and experience as a board member, Mr. Beckman is experienced with financial, regulatory, and investment matters.

Under Additional Information Regarding Board Members and Officers, in the INDEPENDENT BOARD MEMBERS table, add the following alphabetically:

INDEPENDENT BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Principal Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Daniel J. Beckman 711 High Street Des Moines, IA 50392 1962	Director, PFI and PVC (since 2026) Trustee, PETF (since 2026)	President, Ameriprise Trust Company (2024-2025); President and Principal Executive Officer of the Columbia Funds (2021-2025); Vice President, Columbia Management Investment Advisers, LLC (2015-2025); Vice President - Head of North America Product, Columbia Management Investment Advisers, LLC (2015-2023); President and Principal Executive Officer, Columbia Acorn/Wanger Funds (2021-2025).	122	Columbia Funds (170 Portfolios) (2021-2025); Ameriprise Trust Company (2016-2025); Columbia Management Investment Distributors, Inc. (2018-2025).
Under Additional Information Regarding Board Members and Officers, in the PRINCIPAL FUNDS OFFICERS table, delete the row for Deanna Y. Pellack and add the following alphabetically:

PRINCIPAL FUNDS OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Principal Funds	Principal Occupation(s) During Past 5 Years
Deanna Y. Pellack 711 High Street Des Moines, IA 50392 1987	Counsel and Secretary (since 2024) Counsel and Assistant Secretary (2023-2024) Assistant Counsel and Assistant Secretary (2022-2023)	Principal Financial Group* Assistant General Counsel (since 2026) Counsel (2022-2026) The Northern Trust Company Vice President (2019-2022)
In the Board Member Ownership of Securities section, add the following column alphabetically and footnote to the Independent Board Members table:

Independent Board Members
Funds in this SAI	Beckman(2)
Principal Active High Yield ETF	E
Principal Focused Blue Chip ETF	E
Principal International Equity ETF	E
Principal Investment Grade Corporate Active ETF	E
Principal Spectrum Preferred and Income ETF	C
Principal U.S. Mega-Cap ETF	E
Principal U.S. Small-Cap ETF	E
Aggregate Dollar Range of Equity Securities in All Registered Companies Overseen by Director in Family of Investment Companies	E
(2) Appointment effective March 10, 2026.
In the Board Member and Officer Compensation section, add the following row alphabetically and footnote to the table:

Board Member	Funds in this SAI	Fund Complex(2)
Daniel J. Beckman(3)	$0	$0
(3) Mr. Beckman was elected to the Board effective March 10, 2026.
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